                                                                  EXHIBIT 4.1

     NUMBER                                                    SHARES
       A
                              [AVIGEN LOGO]


INCORPORATED UNDER THE LAWS OF              SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                        TO RIGHTS, PREFERENCES,
                                           PRIVILEGES AND RESTRICTIONS, IF ANY






This Certifies that                                            CUSIP 053690 10 3







is the owner of


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER
                                   SHARE, OF

                                  AVIGEN, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


/s/ Wanda deVlaminck                   /s/ John Monahan
   SECRETARY                      PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                  AVIGEN, INC.
                                   CORPORATE
                                      SEAL
                                      1992
                                    DELEWARE


COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY
                                                           AUTHORIZED SIGNATURE


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   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                        UNIF GIFT MIN ACT--...............Custodian...............
TEN ENT -- as tenants by the entireties                                        (Cust)                   (Minor)
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants                                under Uniform Gifts to Minors
           in common                                                      Act ...................................
                                                                                           (State)

                                                        UNIF TRF MIN ACT--.........Custodian (until age.........)
                                                                            (Cust)

                                                                          ............... under Uniform Transfers
                                                                               (Minor)

                                                                          to Minors Act .........................
                                                                                                (State)


     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,_______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


               X ___________________________________________________________

               X ___________________________________________________________

          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By___________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.